UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2024
___________________________________________

BLOOM ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

001-38598
(Commission File Number)
___________________________________________

Delaware			77-0565408
(State or other jurisdiction of incorporation)			(I.R.S. Employer Identification No.)

4353 North First Street,	San Jose,	California	95134
(Address of principal executive offices)			(Zip Code)

(408)			543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of Bloom Energy Corporation (the “Company”) was held on May 7, 2024 (the “Annual Meeting”). Holders of the Company’s Class A common stock were entitled to one vote for each share of Class A common stock held as of the close of business on March 12, 2024. The stockholders voted on the following four proposals as described below:
Proposal 1 - Election of Three Class III Directors to the Company’s Board of Directors
The three individuals listed below were elected at the Annual Meeting to serve on the Board of Directors (the “Board”) for three-year terms expiring at the 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Michael Boskin	114,554,150	27,248,790	36,617,644
John Chambers	139,118,010	2,684,930	36,617,644
Cynthia (CJ) Warner	141,035,021	767,919	36,617,644
Mary K. Bush, Jeff Immelt, KR Sridhar and Eddy Zervigon will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.
Proposal 2 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Proposal 2 was to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2023, as described in the Company’s 2024 Proxy Statement. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
130,129,069	11,396,781	277,090	36,617,644
Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2024
Proposal 3 was to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal was approved.

For	Against	Abstentions	Broker Non-Votes
177,933,415	323,321	163,848	—

Proposal 4 – Approval of an amendment to our restated certificate of incorporation to add officer exculpation provisions and eliminate outdated references to Class B common stock.

Proposal 4 was to approve an amendment to the Company’s restated certificate of incorporation to add officer exculpation provisions and eliminate outdated references to our Class B common stock. This proposal was not approved because the proposal required the affirmative vote of at least two-thirds of the voting power of all of the outstanding shares of Class A common stock.

For	Against	Abstentions	Broker Non-Votes
133,369,579	8,128,544	304,817	36,617,644

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	May 10, 2024	By:	/s/ Shawn Soderberg
Shawn Soderberg
Chief Legal Officer and Corporate Secretary